SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                   Date of Report
                   (Date of earliest
                   event reported):       February 1, 2000


                           Alliant Energy Corporation
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                         1-9894                     39-1380265
---------------                 ----------------             ------------------
(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


              222 West Washington Avenue, Madison, Wisconsin 53703
          -------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (608) 252-3311
                         -------------------------------
                         (Registrant's telephone number)

Item 5.   Other Events.
-------   ------------

          On February 1, 2000, Alliant Energy Corporation issued a press release pursuant to the Rule 135c under the Securities Act of 1933 announcing that
Alliant Energy Resources, Inc., the parent company of Alliant Energy Corporation's diversified operations, completed a private placement of 5,940,960 exchangeable senior notes in the aggregate principal amount of $402.5 million in accordance with Rule 144A under the Securities Act of 1933. A copy of such press release is filed as Exhibit 99.1 and is incorporated by reference herein.

          The material terms of the  exchangeable  senior notes are set forth in
(i) a Purchase Agreement, dated January 26, 1999, among Alliant Energy Resources, Inc., Alliant Energy Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated; (ii) an Indenture, dated as of November 4, 1999, among Alliant Energy Resources, Inc., Alliant Energy Corporation, as Guarantor, and Firstar Bank, N.A., as Trustee; (iii) a Second Supplemental Indenture, dated as of February 1, 2000, among Alliant Energy Resources, Inc., Alliant Energy Corporation, as Guarantor, and Firstar Bank, N.A., as Trustee; and (iv) a Registration Rights Agreement, dated as of February 1, 2000, among Alliant Energy Resources, Inc., Alliant Energy Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated. Copies of such documents are filed as Exhibits 99.2., 99.3, 99.4 and 99.5, respectively, and are incorporated by reference herein.


Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibits are being filed herewith:
               --------

              (99.1) Alliant Energy  Corporation Press Release dated February 1,
                     2000.

              (99.2) Purchase  Agreement,  dated January 26, 1999, among Alliant
                     Energy Resources, Inc., Alliant Energy Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

              (99.3) Indenture,  dated as of  November  4, 1999,  among  Alliant
                     Energy Resources, Inc., Alliant Energy Corporation, as Guarantor, and Firstar Bank, N.A., as Trustee [Incorporated by reference to Exhibit (4.1) to the Form S-4 Registration Statement of Alliant Energy Resources, Inc. and Alliant Energy Corporation (Reg. No. 333-92859)].

              (99.4) Second  Supplemental  Indenture,  dated as of  February  1,
                     2000, among Alliant Energy Resources, Inc., Alliant Energy Corporation, as Guarantor, and Firstar Bank, N.A., as Trustee.

              (99.5) Registration  Rights  Agreement,  dated as of  February  1,
                     2000, among Alliant Energy Resources, Inc., Alliant Energy Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated.


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

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALLIANT ENERGY CORPORATION



Date:  February 1, 2000                 By: /s/ Edward M. Gleason
                                            ----------------------------------
                                            Edward M. Gleason
                                            Vice President-Treasurer and
                                            Corporate Secretary




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

                           ALLIANT ENERGY CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                             Dated February 1, 2000


Exhibit
Number
------

(99.1)    Alliant Energy Corporation Press Release dated February 1, 2000.

(99.2) Purchase Agreement, dated January 26, 1999, among Alliant Energy Resources, Inc., Alliant Energy Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

(99.3) Indenture, dated as of November 4, 1999, among Alliant Energy Resources, Inc., Alliant Energy Corporation, as Guarantor, and Firstar Bank, N.A., as Trustee [Incorporated by reference to Exhibit (4.1) to the Form S-4 Registration Statement of Alliant Energy Resources, Inc. and Alliant Energy Corporation (Reg. No. 333-92859)].

(99.4)    Second  Supplemental  Indenture,  dated as of February 1, 2000,  among
          Alliant  Energy  Resources,  Inc.,  Alliant  Energy  Corporation,   as
          Guarantor, and Firstar Bank, N.A., as Trustee.

(99.5) Registration Rights Agreement, dated as of February 1, 2000, among Alliant Energy Resources, Inc., Alliant Energy Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated.



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